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                                                                    EXHIBIT 23.1




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference of our report dated February 18, 2000, included in this Annual Report on Form 11-K for the year ended December 31, 1999, into the previously filed Form S-8 Registration Statement of Weatherford International, Inc., Registration No. 333-53633.




/s/ ARTHUR ANDERSEN LLP


Houston, Texas
March 22, 2000